UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2014

KILROY REALTY CORPORATION

KILROY REALTY, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Kilroy Realty Corporation)	001-12675 (Kilroy Realty Corporation)	95-4598246 (Kilroy Realty Corporation)
Delaware (Kilroy Realty, L.P.)	000-54005 (Kilroy Realty, L.P.)	95-4612685 (Kilroy Realty, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California	90064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 481-8400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On December 12, 2014, Kilroy Realty Corporation (the “Company”) and Kilroy Realty, L.P. (the “Operating Partnership”) entered into separate sales agreements (the “Sales Agreements”) with each of RBC Capital Markets, LLC, Jefferies LLC, KeyBanc Capital Markets Inc., BNP Paribas Securities Corp., J.P. Morgan Securities LLC and Barclays Capital Inc. (each, an “Agent,” and collectively, the “Agents”), under which the Company may offer and sell shares of its common stock having an aggregate gross sales price of up to $300,000,000 from time to time through the Agents, as its sales agents, or directly to the Agents, acting as principal.

Sales of the shares, if any, made through the Agents, as sales agents, may be made (1) by means of ordinary brokers’ transactions on the New York Stock Exchange at market prices prevailing at the time of sale, in negotiated transactions or as otherwise agreed by the Company, the applicable Agent and the applicable investor, (2) to or through any market maker or (3) on or through any other national securities exchange or facility thereof, trading facility of a securities association or national securities exchange, alternative trading system, electronic communication network or other similar market venue. The Company will pay each of the Agents a commission that will not (except as provided below) exceed, but may be lower than, 2.0% of the gross sales price per share of the Company’s common stock sold through such Agent, as the Company’s sales agent, under the applicable Sales Agreement. The Company may also agree with the applicable Agent to sell shares other than through ordinary brokers’ transactions using sales efforts and methods that may constitute “distributions” within the meaning of Rule 100 of Regulation M under the Securities Exchange Act of 1934, as amended, and for which the Company may agree to pay the applicable Agent a commission that may exceed 2.0% of the gross sales price.

None of the Agents is required to sell any specific number or dollar amount of shares of the Company’s common stock but each has agreed to use its reasonable efforts, as the Company’s sales agent and on the terms and subject to the conditions of the applicable Sales Agreement, to sell the shares offered on terms agreed upon by such Agent and the Company. Under the terms of each Sales Agreement, the Company may also sell shares of its common stock to any of the Agents as principal, at a price per share to be agreed upon at the time of sale. If the Company sells shares to an Agent, as principal, it will enter into a separate terms agreement with that Agent and will describe the terms of the offering of those shares in a separate prospectus supplement.

The Company intends to use the net proceeds from the sale of shares pursuant to the Sales Agreements for general corporate purposes, which may include acquiring properties, funding development and redevelopment projects and repaying indebtedness, which may include borrowings under the Operating Partnership’s revolving credit facility and term loan facilities.

The shares of common stock will be issued pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on October 2, 2013 (File Nos. 333-191524 and 333-191524-01), and a prospectus supplement dated December 12, 2014 and related prospectus dated October 2, 2013, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Sales Agreements are filed as Exhibits 1.1 through 1.6 to this Current Report. The description of the Sales Agreements does not purport to be complete and is qualified in its entirety by reference to the Sales Agreements filed herewith as an exhibit to this Current Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

1.1*	Sales Agreement, dated December 12, 2014, between Kilroy Realty Corporation, Kilroy Realty, L.P. and RBC Capital Markets, LLC

1.2*	Sales Agreement, dated December 12, 2014, between Kilroy Realty Corporation, Kilroy Realty, L.P. and Jefferies LLC

1.3*	Sales Agreement, dated December 12, 2014, between Kilroy Realty Corporation, Kilroy Realty, L.P. and KeyBanc Capital Markets Inc.

1.4*	Sales Agreement, dated December 12, 2014, between Kilroy Realty Corporation, Kilroy Realty, L.P. and BNP Paribas Securities Corp.

1.5*	Sales Agreement, dated December 12, 2014, between Kilroy Realty Corporation, Kilroy Realty, L.P. and J.P. Morgan Securities LLC

1.6*	Sales Agreement, dated December 12, 2014, between Kilroy Realty Corporation, Kilroy Realty, L.P. and Barclays Capital Inc.

5.1*	Opinion of Ballard Spahr LLP

23.1*	Consent of Ballard Spahr LLP (contained in the opinion filed as Exhibit 5.1 hereto)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION

By:	/s/ Heidi R. Roth
Heidi R. Roth Senior Vice President, Chief Accounting Officer and Controller

Date: December 12, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY, L.P.

By:	KILROY REALTY CORPORATION,
Its general partner

By:	/s/ Heidi R. Roth
Heidi R. Roth Senior Vice President, Chief Accounting Officer and Controller

Date: December 12, 2014

EXHIBIT INDEX

1.1*	Sales Agreement, dated December 12, 2014, between Kilroy Realty Corporation, Kilroy Realty, L.P. and RBC Capital Markets, LLC

1.2*	Sales Agreement, dated December 12, 2014, between Kilroy Realty Corporation, Kilroy Realty, L.P. and Jefferies LLC

1.3*	Sales Agreement, dated December 12, 2014, between Kilroy Realty Corporation, Kilroy Realty, L.P. and KeyBanc Capital Markets Inc.

1.4*	Sales Agreement, dated December 12, 2014, between Kilroy Realty Corporation, Kilroy Realty, L.P. and BNP Paribas Securities Corp.

1.5*	Sales Agreement, dated December 12, 2014, between Kilroy Realty Corporation, Kilroy Realty, L.P. and J.P. Morgan Securities LLC

1.6*	Sales Agreement, dated December 12, 2014, between Kilroy Realty Corporation, Kilroy Realty, L.P. and Barclays Capital Inc.

5.1*	Opinion of Ballard Spahr LLP

23.1*	Consent of Ballard Spahr LLP (contained in the opinion filed as Exhibit 5.1 hereto)

*	Filed herewith.

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